Exhibit 99.1

FOR IMMEDIATE RELEASE

21st Century Fox’s Response to Statement by the UK’s Secretary of State

for Digital, Culture, Media and Sport in respect of 21st Century Fox’s cash offer for Sky plc

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

New York, NY – September 12, 2017 – 21st Century Fox (21CF) notes today’s statement by the Secretary of State for Digital, Culture, Media and Sport that she still intends to refer 21CF’s proposed acquisition of the remaining shares of Sky to the Competition and Markets Authority (CMA) for a further in-depth review of the media plurality public interest consideration, and she is now minded to refer the acquisition also in respect to the commitment to broadcasting standards subject to a period of consultation, having previously stated she was minded to clear the combination on that ground.

Ofcom, the expert independent regulator on UK broadcasting, undertook a robust and rigorous review of our commitment to the Broadcast Code, concluding 21CF and Sky have records of compliance consistent with other comparable license holders, including the Public Service Broadcasters. Furthermore, in its advice to the DCMS dated August 25, 2017, Ofcom reiterated its position having reviewed new representations, stating: “We consider there are not sufficient concerns that may justify a reference in relation to the broadcast standards consideration.” We are therefore disappointed that the Secretary of State has chosen not to follow the unequivocal advice of the independent regulator, which is the expert body tasked with enforcing the Broadcast Code. As the correspondence between DCMS and Ofcom makes clear, we do not believe that there are grounds for the Secretary of State to change her previous position.

21CF has engaged with the regulatory process relating to this transaction since the outset and will continue to do so. The proposed acquisition was originally announced in December 2016 and was formally notified to the European Commission (starting the overall formal review process on March 3, 2017). We are surprised that after independent regulatory scrutiny and advice, and over four months to examine the case, the Secretary of State is still unable to form an opinion. We urge the Secretary of State to take a final decision quickly. We look forward to engaging with the CMA on their in-depth review as soon as possible.

Subject to any further delays in the decision-making process, we anticipate that the transaction will close by June 30, 2018.

About 21st Century Fox

21st Century Fox is the world’s premier portfolio of cable, broadcast, film, pay TV and satellite assets spanning six continents across the globe. Reaching more than 1.8 billion subscribers in approximately 50 local languages every day, 21st Century Fox is home to a global portfolio of cable and broadcasting networks and properties, including FOX, FX, FXX, FXM, FS1, Fox News Channel, Fox Business Network, FOX Sports, Fox Sports Network, National Geographic Channels, STAR India, 28 local television stations in the U.S. and more than 300 international channels; film studio Twentieth Century Fox Film; and television production studios Twentieth Century Fox Television and a 50 per cent. ownership interest in Endemol Shine Group. The Company also holds approximately 39.1 per cent. of the issued shares of Sky, Europe’s leading entertainment company, which serves 22 million customers across five countries. For more information about 21st Century Fox, please visit www.21CF.com.

Enquiries

Investors

Reed Nolte

+1 212-852-7092

Mike Petrie

+1 212-852-7130

Media

Nathaniel Brown

+1 212-852-7746

Miranda Higham

+44 207-019-5632

Further information

Reference is made to the announcement made on 15 December 2016 by the 21st Century Fox Board and the Independent Committee of Sky that they had reached agreement on the terms of a recommended pre-conditional cash offer by 21st Century Fox for the fully diluted share capital of Sky which 21st Century Fox and its Affiliates do not already own (the “Acquisition”). The full terms and conditions of the Acquisition are set out in the announcement which was published on 15 December 2016 (the “Offer Announcement”). Terms used but not defined in this announcement (the “Announcement”) have the meanings given in the Offer Announcement unless the context requires otherwise.

This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation, or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise. The Acquisition will be implemented solely pursuant to the terms of the Scheme Document, which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition should be made only on the basis of the information contained in the Scheme Document. Sky Shareholders are advised to read the formal documentation in relation to the Acquisition carefully once it has been dispatched.

This Announcement does not constitute a prospectus or prospectus equivalent document.

Information relating to Sky Shareholders

Please be aware that addresses, electronic addresses and certain other information provided by Sky Shareholders, persons with information rights and other relevant persons for the receipt of communications from Sky may be provided to 21st Century Fox during the Offer Period as required under Section 4 of Appendix 4 of the City Code.

Overseas jurisdictions

The release, publication or distribution of this Announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the UK should inform themselves about, and observe any applicable requirements. In particular, the ability of persons who are not resident in the UK to vote their Sky Shares with respect to the Scheme at the Court Meeting, or to execute and deliver forms of proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. This Announcement has been prepared for the purpose of complying with English law and the City Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside the UK. Sky Shareholders who are in any doubt regarding such matters should consult an appropriate independent advisor in the relevant jurisdiction without delay. Any failure to comply with such restrictions may constitute a violation of the securities laws of any such jurisdiction.

Unless otherwise determined by 21st Century Fox or required by the City Code, and permitted by applicable law and regulation, the Acquisition will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws of that jurisdiction and no person may vote in favour of the Acquisition by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Announcement and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in or into or from any Restricted Jurisdiction. If the Acquisition is implemented by way of an Offer (unless otherwise permitted by applicable law and regulation), the Offer may not be made directly or indirectly, in or into, or by the use of mails or any means or instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Offer may not be capable of acceptance by any such use, means, instrumentality or facilities.

Further details in relation to Sky Shareholders in overseas jurisdictions will be contained in the Scheme Document.

Additional information for US investors

The Acquisition relates to the shares of an English company and is being made by means of a scheme of arrangement provided for under English company law. The Acquisition is not subject to the tender offer rules or the proxy solicitation rules under the US Securities Exchange Act of 1934, as amended (the “US Exchange Act”). Accordingly, the Acquisition is subject to the disclosure requirements and practices applicable in the UK to schemes of arrangement which differ from the disclosure requirements of US tender offer and proxy solicitation rules. If, in the future, 21st Century Fox exercises the right to implement the Acquisition by way of a takeover offer and determines to extend the offer into the US, the Acquisition will be made in compliance with applicable US laws and regulations. Financial information included in this Announcement and the Scheme Document has been or will have been prepared in accordance with non-US accounting standards that may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the US.

It may be difficult for US holders of Sky Shares to enforce their rights and any claim arising out of the US federal laws in connection with the Acquisition, since Sky is located in a non-US jurisdiction, and some or all of its officers and directors reside outside of the US. Therefore, US holders of Sky Shares may not be able to sue a non-US company or its officers or directors in a non-US court for violations of the US securities laws. Further, it may be difficult to compel a non-US company and its affiliates to subject themselves to a US court’s judgment.

Neither the US Securities and Exchange Commission nor any US state securities commission has approved or disapproved of this transaction, passed upon the merits or fairness of this transaction or passed upon the adequacy or accuracy of the information contained in this document.

US shareholders also should be aware that the transaction contemplated herein may have tax consequences in the United States and, that such consequences, if any, are not described herein. US shareholders are urged to consult with legal, tax and financial advisors in connection with making a decision regarding this transaction.

21st Century Fox reserves the right, subject to the prior consent of the Panel and the terms of the Co-operation Agreement, to elect to implement the Acquisition by way of an Offer. If the Acquisition is implemented by way of an Offer, it will be done in compliance with the applicable tender offer rules under the US Exchange Act, including Section 14(e) of the US Exchange Act and Regulation 14E thereunder. 21st Century Fox, certain affiliated companies and the nominees or brokers (acting as agents) may make certain purchases of, or arrangements to purchase, shares in Sky outside such an Offer during the period in which such an Offer would remain open for acceptance. If such purchases or arrangements to purchase were to be made, they would be made outside the US and would be made in accordance with applicable law, including the US Exchange Act and the City Code.

Cautionary Statement Concerning Forward-Looking Statements

This Announcement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could affect future results are contained in our filings with the Securities and Exchange Commission. There can be no assurance that the proposed transaction will be completed as anticipated or at all. The “forward-looking statements” included in this Announcement are made only as of the date of this Announcement and we do not have any obligation to publicly update any “forward-looking statements” to reflect subsequent events or circumstances, except as required by law.

Dealing and Opening Position Disclosure Requirements of the City Code

Under Rule 8.3(a) of the City Code, any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the City Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

Publication on Website

This Announcement will be made available free of charge, subject to certain restrictions in relation to persons resident in Restricted Jurisdictions, at www.21CF-offer-for-Sky.com by no later than 12 noon (London time) on the day after the Announcement is made.

Neither the content of any website referred to in this Announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this Announcement.

Sky Shareholders may request a hard copy of this Announcement by contacting Equiniti Limited on 0371 384 2091. Sky Shareholders may also request that all future documents, announcements and information in relation to the Acquisition be sent in hard copy form to such Sky Shareholder.

Time

All times shown in this Announcement are London times, unless otherwise stated.